ASSIGNMENTS OF CO-EQUAL PROMISSORY NOTES, BENEFICIAL INTEREST IN CO-EQUAL DEEDS OF TRUST, and CAUSES OF ACTION FOR FORECLOSURE

THIS ASSIGNMENT (herein, sometimes referred to as "Assignment" or "Agreement") is dated as of June 25, 2008, and is entered into by and among MARTIN H. WEBSTER, DONALD H. JONES, and MICHAEL C. AGRAN (collectively, "WJ&A Owners"), as successors-in-interest to the dissolved law firm of WEBSTER, JONES & AGRAN ("WJ&A"); VIRGINIA GENEST, individually and as the sole successor-in-interest to and on behalf of the dissolved Oregon corporation of Orquest, Inc. ("Orquest"); Wallace D. Stephens, an individual; and Sandra Newmark, an individual, (WJ&A Owners, WJ&A, Orquest, Wallace Stephens and Sandra Newmark are collectively hereinafter referred to as "Assignors") and MGC PROPERTIES INC., a Nevada corporation (hereinafter referred to as "Assignee").

RECITALS

WHEREAS, Seymork Investments Limited, a corporation, acting through its President, Lahkwindar Janda, as maker, executed a "Note Secured by Deed of Trust" dated March 19, 1998, in the face amount of ONE HUNDRED AND TWELVE THOUSAND AND SEVENTY DOLLARS ($112,070.00) payable to Emma Wagner, a widow, or order (the "Wagner Note"), which Wagner Note provided for interest at 10.5% to commence on March 31, 1998, with the balance of the principal and interest to be due and payable 24 months from the date of closing, which provision made the principal and interest due on or before April 1, 2000. A true and accurate copy of the Wagner Note is attached hereto as Exhibit A.

WHEREAS, Seymork Investments Limited, acting through its President, Lahkwindar Janda, as maker, executed a "Promissory Note Secured by Deed of Trust" dated March 19, 1998, in the face amount of ONE HUNDRED AND TWELVE THOUSAND AND SEVENTY DOLLARS ($112,070.00) payable to NEWEL B. KNIGHT, ADMINISTRATOR OF THE ESTATE OF WARREN O. WAGNER, DECEASED, or order (the "Estate Note"), which Estate Note provided for interest at 10.5% to commence on March 31, 1998, with the balance of the principal and interest to be due and payable 24 months from the date of closing, which provision made the principal and interest due on or before April 1, 2000. A true and accurate copy of the Estate Note is attached hereto as Exhibit B.

WHEREAS, Seymork Investments Limited, acting through its President, Lakhwindar Janda, as Trustor, executed a Deed of Trust dated March 19, 1998, in favor of Emma Wagner, as Beneficiary, which secured performance of the Wagner Note and which Deed of Trust was executed in DUPLICATE ORIGINALS so as to accommodate recording in the Official Records of Pershing County, Nevada, on March 31, 1998 at Roll 328, Page 636 as

File No. 217715 and in the Official Records of Churchill County, Nevada, on March 31, 1998 as Document No. 312518 (together, the "Wagner Trust Deeds"). True and accurate copies of the Wagner Trust Deeds are attached hereto as Exhibit C.)

WHEREAS, Seymork Investments Limited, acting through its President, Lakhwindar Janda, as Trustor, executed a Deed of Trust dated March 19, 1998, in favor of Newel B. Knight, Administrator of the Estate of Warren O. Wagner, as Beneficiary, which secured performance of the Estate Note (Exhibit B) and which Deed of Trust was executed in DUPLICATE ORIGINALS so as to accommodate recording in the Official Records of Pershing County, Nevada, on March 31, 1998 at Roll 328, Page 617 as File No. 217714 and in the Official Records of Churchill County, Nevada, on March 31, 1998 as Document No. 312517 (together, the "Estate Trust Deeds"). True and accurate copies of the Estate Trust Deeds are attached hereto as Exhibit D.

WHEREAS, the Wagner Trust Deeds provides:

> "That the Trustor does hereby grant, bargain, sell, convey and confirm unto the Trustee, in trust with power of sale, an undivided one-half (½) interest [*the other one-half (½) interest is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wanger, Deceased by Deed of Trust of even date herewith*] in and to that certain property situate in the Counties of Churchill and Pershing, State of Nevada, more particularly described as follows, to-wit:
>
> SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE."

and further provides:

> "SUBJECT TO the rights of the Trustee and Beneficiary in and to the other undivided one-half (½) interest which is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner by Deed of Trust of even date herewith and having co-equal status herewith."

WHEREAS, the Estate Trust Deeds provides:

> "That the Trustor does hereby grant, bargain, sell, convey and confirm unto the Trustee, in trust with power of sale, an undivided one-half (½) interest [*the other one-half (½) interest is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of EMMA Wagner by Deed of Trust of even date herewith*] in and to that certain property situate in the

Counties of Churchill and Pershing, State of Nevada, more particularly described as follows, to-wit:

> SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE."

and further provides:

> "SUBJECT TO the rights of the Trustee and Beneficiary in and to the other undivided one-half (½) interest which is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of EMMA WAGNER by Deed of Trust of even date herewith and having co-equal status herewith."

WHEREAS, the Wagner Trust Deeds and the Estate Trust Deeds (together, the "Trust Deeds"), which were recorded in Official Records of Pershing County, Nevada, on March 31, 1998 as File No. 217714 and File No. 217715 and in the Official Records of Churchill County, Nevada, on March 31, 1998 as Document No. 312517 and Document No. 312518, encumbered the same property, an accurate legal description of which is attached hereto as Exhibit E and is made a part hereof by reference (the "Collateral Property".)

WHEREAS, Emma Wagner assigned all of her rights and interest in and to the Wagner Note and in the Wagner Trust Deed by "Assignment of Interest in Note and Deed of Trust" dated February 21, 1998, to Newel B. Knight, as trustee for the benefit of her creditors: (1) Orquest, Inc., an Oregon corporation and its attorney Todd A. Plimpton, (2) WJ&A, successor-in-interest to Webster, Jeppson, Jones & Agran, and its attorney Bert Guerra, and (3) Chase Manhattan Bank, N.A. and its attorney Steven T. Walther, which Assignment was recorded in the Official Records of Pershing County, Nevada, on March 31, 1998 in Roll 328, Page 663 as File No. 217718 and was recorded in the Official Records of Churchill County, Nevada on November 17, 2000 as Document No. 332859 (together, the "Wagner Assignment"). Attached hereto as Exhibit F is a true and accurate copy of the Wagner Assignment.

WHEREAS, on September 15, 1998, Seymork Investments Limited, acting through Lakhwindar Janda, entered into that certain Geothermal Agreement with RESDEV CO., whereby Seymork/Janda purportedly released to RESDEV certain geothermal rights, including but not limited to that certain geothermal lease and agreement dated June 8, 1973, by and between Warren O. Wagner, American Market Research Corporation, and Phillip's Petroleum Company, which agreement was recorded in the Official Records of the Churchill County Recorder as Document No. 343216 on May 3, 2002. However, no releases were requested or obtained from the holders of the Beneficiaries' interests of the Trust Deeds, and whatever interests were transferred to RESDEV CO. by Document No. 34216, remain subject to the Trust Deeds, being assigned hereby.

WHEREAS, Newel B. Knight, Administrator of the Estate of Warren O. Wagner, as Assignor, assigned the Estate Note and the Estate's interest in the Estate Trust Deeds to: STEPHENS, KNIGHT & EDWARDS, LLP, Attorneys at Law, as to a 67.5% portion of the principal (which is a $75,640.00 portion) and interest thereon, and to Webster, Jones & Agran, Attorneys at Law, as to a 32.5% portion of the principal (which is a $36,430.00 portion) and interest thereon, by ASSIGNMENT OF NOTE AND DEED OF TRUST, recorded in Official Records of Churchill County, Nevada, as Document No. 332861 on November 17, 2000, and recorded in the Official Records of Pershing County, Nevada, in Book 355, Page 448, as File No. 229710 on November 21, 2000. A true and accurate copy of such Assignment is attached hereto as Exhibit G.

WHEREAS, Newel B. Knight, as trustee, assigned the Wagner Note and its interest in the Wagner Trust Deeds to: (1) ORQUEST INC., an Oregon corporation, as to a 52.2% portion of the principal (which is a $58,500.00 portion) and interest thereon; (2) Webster, Jones & Agran, Attorneys at Law, as to a 34.4% portion of the principal (which is a $38,570.00 portion) and interest; and (3) to CHASE MANHATTAN BANK, N.A., as to a 13.4% portion of the principal (which is a $15,000.00 portion) and interest thereon; the Assignment of Note and Deed of Trust was recorded in the Official Records of Churchill County, Nevada as Document 332860 on November 17, 2000 and recorded in the Official Records of Pershing County, Nevada, as File No. 229711 in Book 355, Page 451, on November 21, 2000. A true and accurate copy of such Assignment is attached hereto as Exhibit H.

WHEREAS, on October 16, 2001, by Assignment of Note and Deed of Trust, recorded in the Official Records of Pershing County, Nevada as Document No. 232139, Stephens, Knight & Edwards, LLP, assigned to Wallace D. Stephens and Sandra Newmark, all of its interest in the Estate Note and in the Estate Trust Deeds. A true and accurate copy of such Assignment is attached hereto as Exhibit I.

WHEREAS, on June 14, 2007, J P MORGAN CHASE BANK, N. A., f.k.a. CHASE MANHATTAN BANK, N. A., which is one of the assignees of the payees' interest in the Wagner Note and the beneficial interest in the Wagner Trust Deeds, assigned all of its interest in and to the Wagner Note and Wagner Trust Deeds to Wallace D. Stephens by ASSIGNMENT OF ASSIGNOR'S BENEFICIAL INTEREST IN NOTE AND DEED OF TRUST, recorded on July 16, 2007 in the Official Records of Pershing County, Nevada in Book 425, Page 782, as Document No. 356286 and recorded on July 23, 2007 in the Official Records of Churchill County, Nevada, as Document No. 394049. A true and accurate copy of such Assignment is attached hereto as Exhibit J.

WHEREAS, no payments of principal or interest have been made on the Wagner Note or the Estate Note (together, the "Notes") by Seymork Investments Limited or by any other party, and those claiming title under or through Seymork have defaulted on obligations to pay the real property taxes assessed against certain portions of the Collateral Property.

WHEREAS, Assignors, as holders of the beneficial interests in the Notes, advanced funds to pay taxes on certain of the Collateral Property.

WHEREAS, by reason of the default in payment of principal, interest and taxes as required by the Notes and Trust Deeds, on March 30, 2006, Assignors, as Plaintiffs, commenced an action (the "Lawsuit") for foreclosure by filing a Complaint (Foreclosure on Deeds of Trust) against Seymork Investments Limited, a Corporation, and Emma Wagner, pursuant to NRS 40.430. The Lawsuit was filed In the Sixth Judicial District Court of the State of Nevada in and for the County of Pershing, as Case No. CV 06-10030 and recorded a Notice of Pendency of Action in the Official Records of Pershing County, Nevada in Roll 406 Page 844 as Document No. 248225.

WHEREAS, Seymork Investment Ltd. conveyed to MGC RESOURCES, INC. approximately 920 gross acres (320 acres net surface and 770 acres net mineral) by way of a Mining Deed, which Mining Deed has a stated effective date of May 5, 2006 and was recorded as Document # 248839 in the Official Records of Pershing County, on May 18, 2006; further, Seymork Investments Ltd., as Trustor, executed a certain TRUST DEED to Western Title Company, Inc., a Nevada corporation, as Trustee, and MGC RESOURCSE, INC., a Nevada corporation, as Beneficiary, for the purposes of securing Seymork Investments Ltd.'s obligations under a certain letter agreement dated May 5, 2006, which Trust Deed was recorded as Document No. 248840 in the Official Records of Pershing County, on May 18, 2006.

WHEREAS, on June 18, 2007, Assignors as Plaintiffs, filed a First Amended and Supplemental Complaint in Lawsuit, joining MGC RESOURCES, INC. as a party to Lawsuit.

WHEREAS, on June 5, 2008, the Sixth Judicial District Court, the Honorable John M. Iroz presiding, entered an Order Granting Plaintiffs' Motion for Summary Judgment and directed the sale of the Collateral Property and Ordered that the proceeds be applied as provided in NRS 40.462. A true and accurate copy of such Order is attached hereto as Exhibit K.

WHEREAS, the Order Granting Plaintiffs' Motion for Summary Judgment awarded Plaintiffs $224,140.00 in principal upon the Notes in default, as well as $236,249.00 in accrued interest thereon through April 14, 2008; $47,723.23 for advanced taxes, and accrued interest thereon through April 14, 2008; and awarded Plaintiffs $53,385.58 in attorney's fees, for a total amount of $587,241.46.

WHEREAS, Plaintiffs have filed a Memorandum of Costs and Disbursements in the in Lawsuit in the Amount of $3,521.77.

WHEREAS, the $224,140.00 in principal due on the Notes and the $47,723.23 for

taxes advanced, continue to bear interest at the rate of 10.5%, which is $78.21 per day from April 14, 2008, until the obligations secured by Trust Deeds are satisfied in full.

WHEREAS, the Assignors, who are the Plaintiffs in the Lawsuit and the current holders of 100% of the Notes and the current beneficiaries of the Trust Deeds, desire to sell, assign, transfer, convey, and deliver to MGC PROPERTIES INC., a Nevada corporation, as Assignee, and MGC PROPERTIES INC., a Nevada corporation, desires to accept delivery of all of Assignors' right, title, and interest in and to the Notes and all of the Assignors' interest in and to the Trust Deeds which secure the Notes.

WHEREAS, the Assignors, as Plaintiffs in the Lawsuit, desire to sell, assign, transfer, convey, deliver and transfer by substitution of parties, to MGC PROPERTIES INC., a Nevada corporation, as Assignee, and MGC PROPERTIES INC., a Nevada corporation, as Assignee and as substitute Plaintiff, desires to accept all of Assignors' right, title, and interest in the claims made and causes of action alleged in the Lawsuit, and in the Order Granting Plaintiffs' Motion For Summary Judgment entered therein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Assignors and the Assignee hereby agree as follows:

1. Assignment of Notes, Deeds of Trust and Causes of Action for Foreclosure. For the payment by Assignee, MGC PROPERTIES INC., of the sum of $596,833.97, plus the payment of additional accrued interest at the rate of $78.21 per day from June 25, 2008 through and including the date of such payment (the "Payment"), and other good and valuable consideration, the receipt of which is hereby acknowledged by Assignors, Assignee, MGC PROPERTIES INC., hereby acquires from Assignors and Assignors hereby assign and transfer to Assignee without warranty or recourse except as set forth herein: (a) the Wagner Note (Exhibit A), (b) the Estate Note (Exhibit B), (c) all of Assignors' rights, title and interest in and to the Trust Deeds (Exhibits C and D), and (d) all of Assignors' rights, claims and causes of action in the Lawsuit, including but not limited to those set forth in the Amended Complaint and the rights and benefits of that certain Order Granting Plaintiffs' Motion for Summary Judgment entered on June 5, 2008, including the causes of action for foreclosure.

2. Preconditions to Payment. Assignee shall be obligated to make the Payment when all of the following have occurred (the date of the last to occur of the Payment and the following, being the "Assignment Effective Date"): (i) Assignors have executed this Agreement and delivered the same to Assignee; (ii) Assignors have delivered to Assignee a properly executed and notarized Assignment of Deeds of Trust and Security Agreements, as attached hereto as Exhibit L, assigning to Assignee all of Assignors right, title and interest in and to the Notes and Trust Deeds; (iii) Assignors have delivered to Assignee originals of the Notes, with fully executed Allonges attached to each in the form as attached hereto as Exhibit

M; and (iv) Assignors have delivered to Assignee an executed Notice of Assignment of Claims, in the form as attached hereto as Exhibit N. Assignee shall make the Payment to the attorney trust account of Stephens, Knight & Edwards, LLP, Attn: Wallace D. Stephens, who will thereafter disburse the funds to the Assignors.

3. Defenses and Claims. Nothing herein shall be deemed to deprive Assignee of any defenses, set-offs, counterclaims, enforcement rights, or other rights (collectively, "Claims and Defenses") which Assignors have or may have had relating in any way to the Notes and Trust Deeds. Assignors hereby transfer, convey and assign to Assignee all Claims and Defenses and agrees to cooperate reasonably with Assignee, but at not cost to Assignors, to maintain, secure, perfect, and enforce such Claims and Defenses, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by Assignee in connection with such Claims and Defenses so long as such request does not cause financial harm to Assignors.

4. Assignors' Representations. Assignors hereby represent and warrant as of the date of this Agreement as follows: (i) the Notes and Trust Deeds are in full force and effect, and Assignors have not forgiven, compromised, settled, or reduced in any way any of the borrowers' obligations under any of the Notes; (ii) the accrued interest calculation, loan balance amounts, and other amounts and statements in the attached Exhibit O are true and accurate as of June 25, 2008 ; (iii) except for the claims, counterclaims, defenses, rights of setoff, or other defenses alleged by the Defendants in the Lawsuit, to the actual knowledge of Assignors, without the requirement to make any further investigation or inquiry, there are no claims, counterclaims, defenses, rights of setoff, or any other defenses which have been raised or could be raised by any of the borrowers of the Notes or any other person or entity to the payment obligations under the Notes; (iv) the Notes attached hereto as Exhibits A and B represent a complete and accurate copy of all documents evidencing all payment obligations owing by borrowers to Assignors; (v) Assignors are the current and rightful holders of the Notes and Trust Deeds by way of the assignments attached hereto as Exhibits F, G, H, I and J, and, as to WJ&A, by way of the WJ&A Owners being the successors-in-interest to all of the assets of WJ&A, with the holders of the Wagner Note being Orquest (as to an undivided 52.2% interest), the WJ&A Owners (as to an undivided 34.4% interest), and Wallace D. Stephens (as to an undivided13.4% interest) and the holders of the Estate Note being Wallace D. Stephens and Sandra Newmark (as to an undivided 67.5% interest) and the WJ&A Owners (as to an undivided 32.5% interest); (vi) the Notes and Trust Deeds have not been modified, supplemented or amended, except as specifically stated herein; (vii) the total outstanding balance on the Notes, as of June 25, 2008, including prior advances for taxes and legal fees and court costs, is $596,833.97, with interest accruing at the rate of $ 78.21 per day; (viii) to the actual knowledge of Assignors, without the requirement to make any further investigation or inquiry, the recitals as set forth above are true and accurate in all material respects; and (ix) this Agreement and the transactions contemplated herein will not result in a violation or breach of any terms of the Notes or Trust Deeds.

5. Successors and Assigns. This Assignment is made to Assignee, and to its successors and assigns, to have and to hold the same forever, together with the claims, rights, indebtedness, promissory notes, or other obligations secured by the documents being assigned hereby. From the Assignment Effective Date, Assignee shall have the full right and privilege to collect the indebtedness secured by the documents being assigned and to make any and all demand thereon or to take or continue any and all necessary legal action to collect any sums due on the obligations secured thereby.

6. Further Cooperation. The parties agree to execute such further and other assurances and to do such other acts as each party may reasonably require to implement the intentions of this Agreement.

7. Modification. Except as otherwise provided herein, no provision of this Agreement shall modify, replace, amend, change, rescind, waive, or in any way affect the provisions as set forth in the Notes and Trust Deeds.

8. Recitals. The above recitals are incorporated herein as if fully set forth herein.

9. Benefits; Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

10. Attorneys' Fees. Breach of any of the obligations, covenants, or representations arising under or referred to in this Agreement shall obligate the breaching party to pay and reimburse any and all costs and expenses (including attorney's fees and court costs) incurred by the non-breaching party in enforcing the terms of this Agreement, including any negotiations for settlement or workout of the same.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed by the exchange of facsimile or electronically transmitted signatures to identical counterparts with the same effect as if executed on the same instrument. The parties expressly acknowledge and agree that, notwithstanding any statutory or decisional law to the contrary, the printed product of an e-mail transmission shall be deemed to be "written" and a "writing", and a signature delivered by facsimile or e-mail shall be as binding upon the delivering party as an original signature–except for the Notes and Notice of Assignment of Claim which must be actual originals.

12. Authority. The parties to this Agreement represent and warrant that as of the date first written above: (i) they have all requisite power and authority to execute and deliver this Agreement and perform their obligations hereunder; (ii) this Agreement and any other documents necessary to consummate this Agreement constitute a valid and binding agreement or instrument of the parties enforceable in accordance with its or their terms; and (iii) they enter into this Agreement voluntarily. The WJ&A Owners have authority to sign this Agreement on

behalf of WJ&A, and Virginia Genest has authority to sign on behalf of Orquest, Inc., as evidenced by the Acknowledgments attached hereto as Exhibit P and incorporated hereby by reference.

13. Entire Agreement; Amendments and Waivers. This Agreement, together with all exhibits and schedules hereto constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

14. Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

15. Choice of Law. This Agreement shall be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of Nevada (without reference to applicable principles of choice of law).

16. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the purchase and sale of the Notes and the Deeds of Trust for a period of one (1) year after the Assignment Effective Date.

17. Investigation. To the actual knowledge of Assignee, and without having done any independent due diligence or investigation, Assignee is not aware that any of the representations or warranties of Assignors herein or in any of the exhibits or schedules hereto, are inaccurate or false in any material way. Such representations and warranties by Assignors constitute the sole and exclusive representations and warranties of Assignors to Assignee in connection with the transactions contemplated hereby, and Assignee acknowledges and agrees that Assignor is not making any representation or warranty whatsoever, express or implied, beyond those expressly given in this Agreement and its exhibits and schedules.

18. Disclaimer of Warranties. Except as to those matters expressly covered by the representations and warranties in this Agreement, Assignors are assigning the Notes and Trust Deeds on strictly an "as is, where is" basis, and Assignors disclaim all other warranties, representations and guaranties, whether express or implied. Assignee acknowledges that

Assignors have not represented or warranted that the maker of the Notes can or will pay the Notes, and Assignee is accepting the Notes without recourse to Assignors arising from the maker of the Notes' fails to pay the Notes.

19. Brokerage Fees. Assignee has not authorized any person or firm to act as broker, finder, banker, consultant, intermediary or in any other similar capacity which would entitle such person or firm to any investment banking, brokerage, finder's or similar fee in connection with the transactions contemplated by this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Assignors and Assignee have executed this Assignment the day and year hereafter stated.

ASSIGNORS:

MARTIN H. WEBSTER, individually and as a successor-in-interest to and on behalf of WJ&A

DONALD H. JONES, individually and as a successor-in-interest to and on behalf of WJ&A

MICHAEL C. AGRAN, individually and as a successor-in-interest to and on behalf of WJ&A

VIRGINIA GENEST, individually and as the sole successor-in-interest to and on behalf of Orquest, Inc., a dissolved Oregon corporation

SANDRA NEWMARK, individually

WALLACE D. STEPHENS, individually

ASSIGNEE:

MGC PROPERTIES INC.,
a Nevada corporation

By: ______________________
President

IN WITNESS WHEREOF, the Assignors and Assignee have executed this Assignment the day and year hereafter stated.

ASSIGNORS:

____
MARTIN H. WEBSTER, individually and as a successor-in-interest to and on behalf of WJ&A

____
DONALD H. JONES, individually and as a successor-in-interest to and on behalf of WJ&A

____
MICHAEL C. AGRAN, individually and as a successor-in-interest to and on behalf of WJ&A

Virginia Genest
VIRGINIA GENEST, individually and as the sole successor-in-interest to and on behalf of Orquest, Inc., a dissolved Oregon corporation

____
SANDRA NEWMARK, individually

____
WALLACE D. STEPHENS, individually

ASSIGNEE:

MGC PROPERTIES INC.,
a Nevada corporation

By: ________________________
President

EXHIBIT A

NOTE SECURED BY DEED OF TRUST

(ew)

$112,070.00

Reno, Nevada
March 19 1998

At the time hereinafter stated, for value received, SEYMORK INVESTMENTS LIMITED, the undersigned, promises to pay to EMMA WAGNER, a widow, or order, in coin or currency which at the time of payment shall be legal tender for payment of public and private debts in the United States of America, the sum of **One hundred twelve thousand seventy dollars,** ($112,070.00) with interest thereon at the rate of 10.5% per annum, payable as follows:

Interest shall commence at the date of closing, ie March 31, 1998, and shall be due and payable twelve (12) months from the date of closing, ie on or before April 1, 1999, with the balance of the principal and interest due and payable twenty-four (24) months from the date of closing, ie on or before April 1, ~~1998.~~ 2000. ew

The makers and endorsers promise to pay any and all costs, including a reasonable attorney's fee, which may be incurred in the collection of any sums not paid when due hereunder.

This note is secured by deed of trust, of even date herewith, to Stewart Title of Northern Nevada, A Nevada corporation.

Whenever used, the singular number shall include the plural, and plural the singular, the use of any gender shall include all other genders. (ew)

SEYMORK INVESTMENTS LIMITED

By [signature]
Lahkwindar Janda, President

EXHIBIT 1

EXHIBIT B

PROMISSORY NOTE SECURED BY DEED OF TRUST

$112,070.00 March 19, 1998

At the time hereinafter stated, for value received, SEYMORK INVESTMENTS LIMITED, the undersigned, promises to pay to NEWEL B. KNIGHT, ADMINISTRATOR OF THE ESTATE OF WARREN O. WAGNER, DECEASED, or order, in coin or currency which at the time of payment shall be legal tender for payment of public and private debts in the United States of America, the sum of ONE HUNDRED AND TWELVE THOUSAND AND SEVENTY DOLLARS ($112,070.00), with interest thereon at the rate of 10.5% per annum, payable as follows:

Interest shall commence at the date of closing, i.e., March 31 WOB, 1998, and shall be due and payable twelve (12) months from the date of closing, i.e., on or before April 1, 1999, with the balance of the principal and interest due and payable twenty-four (24) months from the date of closing, i.e., on or before April 1, 2000. WOB

Should default be made in payment of any payment when due, or in the performance of any agreement in the Deed of Trust securing the payment of this Note, or should the makers make an assignment for the benefit of creditors, file a petition in bankruptcy, or should the makers be or become in default under any other Deed of Trust or other instrument constituting a lien on the subject real property, the whole sum of principal and interest shall become immediately due at the option of the holder of this Note. The makers and endorsers promise to pay any and all costs, including a reasonable attorney fee, which may be incurred in the collection of any sums not paid when due hereunder.

This Promissory Note and the Deed of Trust securing this Promissory Note shall be construed, interpreted and enforced pursuant to the laws of the State of Nevada.

Whenever used, the singular number shall include the plural, and plural the singular; the use of any gender shall include all other genders.

SEYMORK INVESTMENTS LIMITED

BY: [signature]
TITLE: President

STEPHENS, KNIGHT & EDWARDS
ATTORNEYS AT LAW
A PROFESSIONAL CORPORATION
401 RYLAND STREET, SUITE 330
RENO, NV 89502-1679
702-786-5776

EXHIBIT C

DEED OF TRUST

THIS DEED OF TRUST, made this 19th day of ~~FEBRUARY~~ March, 1998, by and between SEYMORK INVESTMENTS LIMITED, hereinafter referred to as TRUSTOR, STEWART TITLE OF NORTHERN NEVADA, a Nevada corporation, hereinafter referred to as TRUSTEE, and EMMA WAGNER, hereinafter referred to as BENEFICIARY, of P.O. Box 3661, Rancho Palos Verde, CA 90275.

WITNESSETH:

That the Trustor does hereby grant, bargain, sell, convey and confirm unto the Trustee, in trust with power of sale, an undivided one-half (½) interest [*the other undivided one-half (½) interest is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, Deceased by Deed of Trust of even date herewith*] in and to that certain property situate in the Counties of Churchill and Pershing, State of Nevada, more particularly described as follows, to-wit:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

TOGETHER WITH, all and singular, the tenements hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the remainder and remainders, reversion and reversions, rents, issues and profits thereof.

TOGETHER WITH an undivided one-half interest in all minerals, known or unknown, in which Trustor has any interest in or upon land located in Pershing County, Nevada in Township 29 North, Range 34 East; Township; Township 29 North, Range 33 East; Township 29 North, Range 35 East, and Township 34 North, Range 37 East, including but not limited to those parcels of land described in Schedule A attached hereto, specifically including but not limited to steam, geothermal, oil, gas and other hydrocarbon substances in and under those certain parcels of land, together with the right to prospect for, develop and remove the same, and for such purposes to use sufficient surface therefor as may be necessary, without undue interference with any improvements located on said premises, subject to the obligation of any Grantee or Lessee(s) to pay for any damage, directly resulting from any of said operations, to existing structures, livestock and/or crops located on said land.

TOGETHER WITH an undivided one-half interest in any and all easements, rights and rights of way for access roads and utility purposes that are known or unknown, in which the Trustor has any interest, in parcels of property located in Pershing County, Nevada in Township 29 North, Range 34 East; Township 29 North, Range 33 East, Township 29 North, Range 35 East; and/or Township 34 North, Range 37 East, Mount Diablo Base and Meridian.

TOGETHER WITH an undivided one-half (½) interest in all beneficial rights, titles and interests which Trustor has in that certain Deed of Trust, recorded January 19, 1980 as Document #51234 in Book 13, Page 369, Official Records of Pershing County, Nevada, and the promissory notes secured thereby executed by Lee R. Hilton and Ronnie Hilton (ew)

TOGETHER WITH an undivided one-half (½) interest in all known or unknown hydrocarbon substances and steam rights, including but not limited to geothermal steam, hot water, brines, and related substances in which Trustor has any interest in or upon those certain parcels of land located in Churchill County, Nevada in Township 20 North, Range 27 East; Township 29 North, Range 28 East; and township 19 North, Range 27 East, including but not specifically limited to those parcels of land described in Schedule A attached hereto, together with the right to prospect for, develop and remove the same, and for such purposes to use sufficient surface therefor as may be necessary, without undue interference, with any improvements located on said premises. Subject to the obligation of the holder of said rights to pay for any damage, directly resulting from any of said operations, to existing structures, livestock and/.or crops located on said land.

AND, ALSO, an undivided one-half (½) interest in all the Trustor's estate, interest, homestead or other claim, as well in law as in equity, including but not limited to known or unknown hydrocarbon substances and steam rights, geothermal steam, hot water, brines, and related substances and including but not limited to all minerals, known or unknown, in which the Trustor has any interest in or upon those certain parcels described on Exhibit "A" which said Trustor now has or may hereafter acquire in and to said property, together with all easements and rights of way used in connection therewith or as a means of access thereto, and all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

TO HAVE AND TO HOLD the same unto the said Trustee, and its successors, for the purpose of securing payment of an indebtedness in the amount of $112,870.00 lawful money of the United State of America, as evidenced by a Promissory Note of even date herewith, with interest, expenses, charges and attorney's fees, etc., as therein provided, which Note by reference is hereby made a part hereof, executed by Trustor and delivered to Beneficiary and payable to the order of Beneficiary, and any and all extensions or renewals thereof, payment of such additional sums, with interest thereon, as may be hereafter loaned by the Beneficiary to Trustor, when evidenced by a Promissory Note or Notes of Trustor; payment of all other sums with interest thereon becoming due and payable under the provisions hereof to either Trustee or to Beneficiary, and the performance and discharge of each and every obligation, covenant and agreement of Trustor herein contained.

SUBJECT TO the rights of the Trustee and Beneficiary in and to the other undivided one-half (½) interest which is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner by Deed of Trust of even date herewith and having co-equal status herewith.

AND THIS INDENTURE FURTHER WITNESSETH:

FIRST: Trustor promises and agrees to pay when due all claims for labor performed and materials furnished for any construction, alteration or repair upon the above described premises; to comply with all laws affecting said property or relating to any alterations or improvements that may be made thereon; not to commit or permit waste thereon, nor commit, suffer or permit any acts upon said property in violation of any law, covenant, condition or restriction affecting said property; and to permi(t)

Beneficiary to enter at all reasonable times for the purpose of inspection.

SECOND: The following covenants, Nos. 1, 2 (insurance against loss or damage by fire $__zero__), 3, 4 (interest 10.5%), 5, 6, 7 (attorney fees 10%), 8 and 9 of Nevada Revised Statutes 107.030 are hereby adopted and made a part of this Deed of Trust.

THIRD: Trustor promises and agrees to pay when due all sums of principal and interest which may become due and owing on a certain Promissory Note, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, and executed contemporaneous with the Promissory Note secured hereby, which said Promissory Note is secured by a Deed of Trust of even date herewith in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, as beneficiary and, has been, or is to be, recorded contemporaneously herewith. It is the intent of the Trustor and the beneficiary of this Deed of Trust, that the Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, be of co-equal status with this Deed of Trust without regard as to which Deed of Trust first appears of record in the Official Records, of Pershing or Churchill County, Nevada. A default in payment of the Promissory Note secured by this Deed of Trust and/or a default on this Deed of Trust shall be deemed a default on the said Promissory Note and/or Deed of Trust of even date, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner and a default in payment of the Promissory Note and/or the Deed of Trust securing the said Promissory Note and/or Deed of Trust of even date, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, shall be deemed a default on this Deed of Trust and on the Promissory Note secured hereby.

FOURTH: Trustor agrees to pay and discharge all governmental taxes, levies, liens or assessments imposed against the property described on Exhibit "A" from and after the date of recording of this Deed of Trust and agrees to make such payment on or before such taxes, levies, liens or assessments become delinquent and failure to do so shall constitute a default under this Deed of Trust. Trustor has taken title to the premises with accrued but unpaid taxes remaining a lien on the premises. Trustor is to pay those delinquent taxes on or before the 30 days after the first Monday in April of 1998, which is the date the tax receiver of the county is required to cause notice of the delinquency to be published in accordance with NRS 361.565. Upon payment of the taxes which have accrue through the date of recording of this Deed of Trust, Trustor shall receive credit against the principal balance due on the Promissory Note secured hereby for one-half (½) of the amount paid for taxes accrued prior to the date of recording of this Deed of Trust and the other one-half (½) of the amount paid is to be credited against the co-equal Promissory Note which is secured by the co-equal Deed of Trust incumbering the subject property.

FIFTH: The rights and remedies hereby granted shall not exclude any other rights or remedies granted by law, and all rights and remedies granted hereunder or permitted by law shall be concurrent and cumulative. A violation of any of the covenants herein expressly set forth shall have the same effect as the violation of any covenant herein adopted by reference.

SIXTH: All the provisions of this instrument shall inure to, apply to, and bind the heirs, executors, successors and assigns of each of the parties hereto, respectively. Whenever used, the singular

number shall include the plural, and plural the singular; the use of any gender shall include all other genders.

SEVENTH: Trustor can collect all rents prior to any default on this Deed of Trust, but Trustor hereby assigns to the Trustee any and all rents of the above described premises, and hereby authorizes Trustee, acting without court appointment, or a receiver appointed by the court on application of the Trustee or Beneficiary, to take possession of the premises at any time after there is a default in the payments of said debt or in the performance of any of the obligations herein contained, and to manage the property and rent, lease and operate the same in its name and collect and receive all rents, issues and profits thereof, including those past due and unpaid, applying the same, less costs and expenses of operation and collection, upon any indebtedness secured hereby and upon any indebtedness evidenced by the Promissory Note and Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, or his successors or assigns on a co-equal basis with the indebtedness secured hereby, and to do any acts which Trustee or Beneficiary may deem necessary or proper to conserve the value thereof. Neither the taking of possession, nor the collecting of rents, issues and profits, and the application thereof as aforesaid, shall cure or waive any default or notice of default hereunder, or invalidate any act done pursuant to such notice.

At any Trustee Sale held hereunder, Trustee shall sell the property herein described as a single unit, unless herein otherwise specifically directed, and at such sale is hereby authorized to bid for Beneficiary, or other absent persons, providing they give Trustee written instructions to do so in advance of the sale.

EIGHTH: Neither any, nor any combination of the following shall adversely affect the rights of the Beneficiary, or the Trustee hereunder, nor relieve any person from any obligation under this instrument or on the Note secured hereby; extension of time for payment of any sum or sums; partial reconveyance; acceptance of any sum after the same is due or after filing notice of breach and election to sell; joinder in granting any easement; joinder in any extension or subordination agreement.

NINTH: Beneficiary shall be entitled to receive and apply upon the obligation secured hereby such sums as may be paid in any eminent domain proceeding affecting the premises, whether payment of said obligation is due or not, providing, of course, that Beneficiary shall not be entitled to receive any sums beyond the total amount of the obligation secured by this Deed of Trust.

TENTH: It is hereby expressly agreed that the Trust created hereby is irrevocable by Trustor.

ELEVENTH: This Deed of Trust is executed by Trustor and accepted by Beneficiary with the understanding and upon the express condition that if Trustor should make default in the performance of any of the covenants and agreements herein set forth and fail to cure the default within 30 days of being given written notice of the default, then and in that event, the full amount of the principal indebtedness secured hereby shall forthwith be and become wholly due and payable, notwithstanding the fact that the same would not otherwise be due according to the terms of the Promissory Note secured hereby and further, that the relationship of landlord and tenant shall exist as between the purchaser of the real property covered hereby upon foreclosure proceedings, and Trustor and its successors in interest may be removed therefrom by any proceeding authorized by law, including an unlawful detainer

action, in the event the possession of said real property should not be voluntarily surrendered to such purchaser.

TWELFTH: Provided Trustor is not in default on the Promissory Note secured by this Deed of Trust and/or the co-equal Promissory Note and Deed of Trust herein described, there shall be a release and reconveyance of individual or multiple parcels as identified on Exhibit "A" attached hereto and identified by parcel number on the tax bills of Churchill County or Pershing County, upon the request of the Trustor, or its successor-in-interest, upon a principal reduction payment on the Promissory Note secured hereby and a like principal reduction payment on the Promissory Note secured by the co-equal Promissory Note secured by Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, in a combined amount equal to three times the assessed value of the parcel as stated on Exhibit "A" attached hereto, which stated amounts are the amounts established as of the date of recording of this Deed of Trust by the Churchill County Assessor or the Pershing County Assessor in regard to each parcel; release of any dominant parcel shall include the release of any easement serving the dominant parcel. With regard to mineral interest and geothermal interest underlying parcels which do not include surface rights owned by the Trustor, provided Trustor is not in default on the Promissory Note secured by this Deed of Trust and/or the co-equal Promissory Note and Deed of Trust herein described, upon the request of the Trustor, or its successor-in-interest, and upon a principal reduction payment on the Promissory Note secured hereby and a like principal reduction payment on the Promissory Note secured by the co-equal Promissory Note secured by Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, in a combined amount equal to one and one half 1 ½ times the assessed value of the over riding parcel as identified on Exhibit "A" attached hereto, as established as of the date of recording this Deed of Trust by the Churchill County Assessor or the Pershing County Assessor. In regard to the geothermal and/or mineral rights for which such request for release is made, release of any geothermal rights or mineral rights shall include the release of any easement providing access to the geothermal and/or mineral rights.

THIRTEENTH: The Beneficiary joins in the execution of this Deed of Trust for the purpose of specifically acknowledging, accepting and agreeing to the terms hereof and to specifically acknowledge and agree that this Deed of Trust and the Promissory Note secured hereby shall have co-equal status with that certain Promissory Note and Deed of Trust executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, executed contemporaneously herewith, which means that this Deed of Trust, and the Promissory Note it secures, shall neither have priority to, nor be subordinate to, that certain Promissory Note and Deed of Trust executed in favor of NEWEL B. KNIGHT.

FOURTEENTH: This Deed of Trust is being executed in DUPLICATE ORIGINALS so as to accommodate a simultaneous recording in both Churchill and Pershing Counties, either original shall be deemed proof of the conveyance in trust evidenced hereby without regard to the recording stamp, and either recorded DUPLICATE ORIGINAL shall vest the Trustee with powers herein conveyed.

IN WITNESS WHEREOF, the Trustor and Beneficiary has hereunto set their hands the day and (au) year first hereinabove written.

TRUSTOR:

BENEFICIARY: [signature]

SEYMORK INVESTMENTS LIMITED

[signature]

President:
LAKHWINDAR JANDA

SKE - 28

CANADA	)
PROVINCE OF	)
BRITISH COLUMBIA	)
TO WIT	)

On this 19TH day of March, 1998, personally appeared before me, a notary public in and for the province aforesaid, **LUKWINDER JANDA**, the President of SEYMORK INVESTMENTS LIMITED, being the person authorized to sign such documents for and on behalf of the aforesaid SEYMORK INVESTMENTS LIMITED, and known (or proven) to me to be the person described in and who executed the foregoing instrument, and who severally acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposed therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above-written.

NOTARY PUBLIC for the Province
of British Columbia, Canada
(non-expiring)

RALPH YETMAN

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
1.	11-120-16	W1/2 SE1/4 NW1/4	13	29	33	20	100%	100%	$640.00
2.	11-110-03	N1/2 NE1/4	23	29	33	80	100%	100%	$2,270.00
3.	11-110-10	S1/2 SE1/4	23	29	33	80	100%	100%	$2,300.00
4.	11-220-07	W1/2 OF LOT 1 WHICH IS W1/2 NE1/4 NE1/4	1	29	34	20	100%	100%	$840.00
5.	11-220-11	E1/2 SW1/4 NE1/4	1	29	34	20	100%	100%	$640.00
6.	11-220-15	E1/2 SW1/4 NW1/4	1	29	34	20	100%	100%	$840.00
7.	11-180-02	SW1/4 NW1/4	3	29	34	40	100%	100%	$1,220.00
8.	11-180-05	S1/2 SE1/4 NW1/4	3	29	34	20	100%	100%	$640.00
9.	11-180-06	N1/2 SE1/4; SE1/4 SE1/4	3	29	34	120	100%	100%	$3,320.00
10.	11-140-02	LOTS 8&9 WHICH ARE; W1/2 SW1/4; E1/2 SW1/4	5	29	34	160	100%	100%	$4,440.00
11.	11-140-10	NE1/4	7	29	34	160	100%	100%	$4,310.00
12.	11-140-14	SE1/4 SW1/4; S1/2 NE1/4 SW1/4	7	29	34	60	100%	100%	$1,760.00
13.	11-180-11	NE1/4 NW1/4	11	29	34	40	100%	100%	$1,220.00
14.	11-180-16	SW1/4 NE1/4	11	29	34	40	100%	100%	$1,220.00
15.	11-190-08	E1/2 SE1/4 SE1/4	13	29	34	20	100%	100%	$640.00

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
16.	11-190-10	E1/2 SW1/4 SE1/4	13	29	34	20	100%	100%	$640.00
17.	11-190-11	W1/2 SW1/4 SE1/4	13	29	34	20	100%	100%	$640.00
18.	11-180-21	SW1/4	15	29	34	160	100%	100%	$4,310.00
19.	11-180-22	NW1/4 SE1/4; W1/2 NE1/4 SE1/4; W1/2 SW1/4 SE1/4	15	29	34	80	100%	100%	$2,280.00
20.	11-140-21	S1/2 SE1/4	17	29	34	80	100%	100%	$2,300.00
21.	11-140-23	NE1/4 NE1/4	17	29	34	40	100%	100%	$1,220.00
22.	11-150-02	S1/2	19	29	34	320	100%	100%	$8,160.00
23.	11-150-04	NW1/4; W1/2 NE1/4	21	29	34	240	100%	100%	$9,220.00
24.	11-170-01	NW1/4 NW1/4	23	29	34	40	100%	100%	$1,200.00
25.	11-170-04	W1/2 NW1/4 NE1/4	23	29	34	20	100%	100%	$640.00
26.	11-170-06	NE1/4 NE1/4	23	29	34	40	100%	100%	$1,220.00
27.	11-170-11	N1/2 SW1/4 NW1/4	23	29	34	20	100%	100%	$640.00
28.	11-170-15	W1/2 SE1/4; W1/2 E1/2 SE1/4	23	29	34	120	100%	100%	$3,320.00
29.	11-170-08	W1/2 SE1/4 NE1/4	23	29	34	20	100%	100%	$640.00
30.	11-160-09	SE1/4; SE1/4 SW1/4	27	29	34	200	100%	100%	$5,320.00
31.	11-150-12	NW1/4	29	29	34	160	100%	100%	$4,310.00
32.	11-160-10	W1/2 NW1/4; SE1/4 NW1/4	35	29	34	120	100%	100%	$3,320.00

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
33.	12-170-10	E1/2 NE1/4 SE1/4	5	29	35	20	100%	100%	$450.00
34.	12-180-10	SE1/4 SE1/4	17	29	35	40	100%	100%	$850.00
35.	12-190-04	W1/2 NE1/4 NE1/4	19	29	35	20	100%	100%	$450.00
36.	12-190-07	W1/2 SE1/4 NE1/4	19	29	35	20	100%	100%	$450.00
37.	09-020-07	SW1/4 SE1/4 NE1/4 NW 1/4	5	34	37	2.5	100%	100%	$740.00
38.	11-140-11	SE1/4	7	29	34	160	50% UNDIVIDED INTEREST	75%	$4,310.00
39.	11-140-12	E1/2 NW1/4; SW1/4 NW1/4	7	29	34	120	50% UNDIVIDED INTEREST	75%	$3,320.00
40.	11-180-20	N1/2	15	29	34	320	50% UNDIVIDED INTEREST	75%	$2,180.00
41.	11-150-01	N1/2	19	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
42.	11-150-09	S1/2	21	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
43.	11-150-11	S1/2; NE1/4	29	29	34	480	50% UNDIVIDED INTEREST	75%	$12,290.00
44.	11-150-14	N1/2	31	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
45.	11-120-06 11-120-07 11-120-08 11-120-09 11-120-10	NW1/4 NW 1/4; W1/2 NE1/4 NW1/4 S1/2 NW1/4; E1/2 NE1/4 NW1/4 W1/2 SW1/4 E1/2 SW1/4 E1/2	1	29	33			75%	
46.	11-120-15	SW1/4 NW1/4	13	29	33			75%	
47.	11-120-17	E1/2 SE1/4 NW1/4	13	29	33			75%	
48.	11-110-07	SW1/4 NE1/4	23	29	33			75%	
49.	11-220-05 11-220-06 11-220-08 11-220-09 11-220-10 11-220-12	W1/2 NW1/4 NE1/4 E1/2 NW1/4 NE 1/4 E1/2 NE1/4 NE1/4 E1/2 SE1/4 NE1/4 W1/2 SE1/4 NE1/4 W1/2 SW1/4 NE1/4	1	29	34			75%	

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
50.	11-210-01	N1/2 SW1/4; W1/2 NW1/4 SE1/4; E1/2 SE1/4 SW1/4	1	29	34			75%	
	11-210-08	W1/2 SE1/4 SW1/4							
	11-210-09	E1/2 SW1/4 SW1/4							
	11-210-10	W1/2 SW1/4 SW1/4							
	11-210-02	E1/2 NW1/4 SE1/4							
	11-210-03	NE1/4 SE1/4							
	11-210-04	E1/2 SE1/4 SE1/4							
	11-210-05	W1/2 SE1/4 SE1/4							
	11-210-06	E1/2 SW1/4 SE1/4							
	11-210-07	W1/2 SW1/4 SE1/4							
	11-220-01	W1/2 NW1/4 NW1/4							
	11-220-02	E1/2 NW1/4 NW1/4							
	11-220-03	W1/2 NE1/4 NW1/4							
	11-220-04	E1/2 NE1/4 NW1/4							
	11-220-13	E1/2 SE1/4 NW1/4							
	11-220-14	W1/2 SE1/4 NW1/4							
	11-220-16	W1/2 SW1/4 NW1/4							
51.	11-180-03	N1/2 SW1/4;SW1/4 SW1/4	3	29	34			75%	
	11-180-04	SE1/4 SW1/4							
	11-180-06	SW1/4 NE1/4; W1/2 SE1/4 NE1/4							
	11-180-07	NE1/4 NE1/4; E1/2 NW1/4 NE1/4; E1/2 SE1/4 NE1/4							
	11-180-09	SW1/4 SE1/4							
52.	11-140-04	NE1/4; NE1/4 NW1/4	5	29	34			75%	
53.	11-140-13	N 1/2 NE1/4 SW1/4	7	29	34			75%	
	11-140-15	W1/2 SW1/4							
54.	11-140-08	ENTIRE SECTION	9	29	34			75%	
55.	11-180-12	N1/2 NW1/4 NE1/4	11	29	34			75%	
	11-180-13	S1/2 NW1/4 NE 1/4							
	11-180-14	NE1/4 NE1/4							
	11-180-15	SE1/4 NW1/4							

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
56.	11-190-01	NW1/4 SW1/4	13	29	34			75%	
	11-190-02	W1/2 NE1/4 SW1/4							
	11-190-03	E1/2 NE1/4 SW1/4							
	11-190-04	NW1/4 NW1/4 SE1/4							
	11-190-05	SW1/4 NW1/4 SE1/4							
	11-190-06	E1/2 NW1/4 SE 1/4; W1/2 NE1/4 SE1/4							
	11-190-07	E1/2 NE1/4 SE1/4							
	11-190-09	W1/2 SE1/4 SE1/4							
	11-190-12	E1/2 SE1/4 SW1/4							
	11-190-13	W1/2 SE1/4 SW1/4							
	11-190-14	E1/2 SW1/4 SW1/4							
	11-190-15	W1/2 SW1/4 SW1/4							
	11-200-01	NW1/4 NW1/4							
	11-200-02	W1/2 NE1/4 NW1/4							
	11-200-03	E1/2 NE1/4 NW1/4							
	11-200-04	W1/2 NW1/4 NE1/4							
	11-200-05	E1/2 NW1/4 NE1/4							
	11-200-06	W1/2 NE1/4 NE1/4							
	11-200-07	E1/2 NE1/4 NE1/4							
	11-200-08	E1/2 SE1/4 NE1/4							
	11-200-09	W1/2 SE1/4 NE1/4							
	11-200-10	E1/2 SW1/4 NE1/4							
	11-200-11	W1/2 SW1/4 NE1/4							
	11-200-12	E1/2 SE1/4 NW1/4							
	11-200-13	W1/2 SE1/4 NW1/4							
	11-200-14	SW1/4 NW1/4							
57.	11-180-23	S1/2 SE1/4 SE1/4	15	29	34			75%	
58.	11-140-20	SE1/4 SW1/4	17	29	34			75%	
59.	11-150-05	NE1/4 NE1/4	21	29	34			75%	
	11-150-06	NE1/4 SE1/4 NE1/4							
	11-150-07	SE1/4 SE1/4 NE1/4							
	11-150-08	W1/2 SE1/4 NE1/4							
60.	11-170-02	W1/2 NE1/4 NW1/4	23	29	34			75%	
	11-170-03	E1/2 NE1/4 NW1/4							
	11-170-06	E1/2 NW1/4 NE1/4							
	11-170-07	E1/2 E1/2 SE1/4; E1/2 SE1/4 NE1/4							
	11-170-09	SW1/4 NE1/4							
	11-170-10	SE1/4 NW1/4							
	11-170-12	W1/2 W1/2 SW1/4; SW1/4 SW1/4 NW1/4							
	11-170-13	E1/2 W1/2 SW1/4; SE1/4 SW1/4 NW1/4							

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1995-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
61.	11-160-03	NE1/4; N1/2 NW1/4; SE1/4 NW1/4	25	29	34			75%	
	11-160-04	N1/2 SE1/4; SW1/4 SE1/4							
	11-160-05	SE1/4 SE1/4							
	11-160-06	E1/2 NE1/4 SW1/4							
	11-160-07	E1/2 SE1/4 SW1/4							
62.	11-160-08	E1/2 NE1/4	27	29	34			75%	
63.	11-150-15	N1/2 SE1/4	31	29	34			75%	
	11-150-16	N1/2 SW1/4							
	11-150-17	W1/2 SW1/4 SW1/4							
	11-150-18	NE1/4 SW1/4 SW1/4							
	11-150-10	SE1/4 SW1/4 SW1/4							
64.	11-180-11	NE1/4 NW1/4	35	29	34			75%	
65.	12-170-01	W1/2	5	29	35			75%	
	12-170-02	W1/2 NW1/4 NE1/4							
	12-170-03	E1/2 NW1/4 NE1/4; W1/2 NE1/4 NE1/4							
	12-170-04	E1/2 NE1/4 NE1/4; SE1/4 NE1/4							
	12-170-05	E1/2 SW1/4 NE1/4							
	12-170-06	W1/2 SW1/4 NE1/4							
	12-170-07	W1/2 NW1/4 SE1/4							
	12-170-08	E1/2 NW1/4 SE1/4							
	12-170-09	W1/2 NE1/4 SE1/4							
	12-170-11	SE1/4 SE1/4							
	12-170-12	SW1/4 SE1/4							
66.	12-180-10	ENTIRE SECTION	7	29	35			75%	
67.	12-180-01	N1/2 NW1/4	17	29	35			75%	
	12-180-02	N1/2 NE1/4							
	12-180-03	SE1/4 NE1/4							
	12-180-04	SW1/4 NE1/4							
	12-180-05	S1/2 NW1/4							
	12-180-06	N1/2 SW1/4; W1/2 SW1/4 SW1/4							
	12-180-08	W1/2 SE1/4							
	12-180-09	NE1/4 SE1/4							
	12-180-07	SE1/4 SW1/4; E1/2 SW1/4 SW1/4							

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
68.	12-190-01	NW1/4 NW1/4; N1/2 SW1/4 NW1/4	19	29	35			75%	
	12-190-02	NE1/4 NW1/4							
	12-190-09	SE1/4 NW1/4							
	12-190-10	S1/2 SW1/4 NW1/4							
	12-190-12	W1/2 E1/2 SE1/4							
	12-190-13	E1/2 NE1/4 SE1/4							
	12-190-14	E1/2 SE1/4 SE1/4							
	12-190-03	W1/2 NW1/4 NE1/4							
	12-190-05	E1/2 NE1/4 NE1/4							
	12-190-08	E1/2 SE1/4 NE1/4							
	12-190-06	E1/2 NW1/4 NE1/4; SW1/4 NE1/4							
69.	12-200-07	E1/2 SE1/4 SW1/4	31	29	35			75%	
	12-200-08	W1/2 SE1/4 SW1/4							
	12-200-09	SW1/4 SW1/4							
70.	11-120-14	N1/2 NW1/4	13	29	33			50%	
71.	11-110-09	N1/2 SE1/4; SE1/4 NE1/4	23	29	33			50%	
72.	11-140-05	LOTS 7&10, WHICH ARE E1/2 SE1/4; W1/2 SE1/4	5	29	34			50%	
73.	11-140-03	SE1/4 NW1/4	5	29	34			50%	
74.	11-180-18	SE1/4; E1/2 SW1/4	11	29	34			50%	
75.	11-140-18	W1/2 SW1/4	17	29	34			50%	
76.	12-190-11	LOTS 3&4; WHICH ARE W1/2 SW1/4; E 1/2 SW1/4; W1/2 SE1/4	19	29	35			50%	

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED				
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/07
1.	07-091-07	ALL EXCEPT W1/2 SW1/4	3	19	27	600	100%	100%		$14,700.00
2.	09-291-02	SW1/4; N1/2 SE1/4	1	20	27	240	100%	100%		$4,200.00
3.	09-291-14	N 1/2	11	20	27	320	100%	100%		$5,600.00
4.	09-291-19	SE1/4; S1/2 NE1/4 EXCEPT N1/2 SE1/4 SE1/4	13	20	27	220	100%	100%		$4,200.00
5.	09-291-36	SW1/4; S1/2 SE1/4 NW1/4	21	20	27	180	100%	100%		$4,726.00
6.	09-291-41	N1/2	23	20	27	320	100%	100%		$5,600.00
7.	09-331-11	N 1/2 SE 1/4	28	20	27	80	100%	100%		$2,800.00
8.	09-331-14	NE1/4 SW1/4 SE1/4; SW1/4 SE1/4 SE1/4; SE1/4 SW1/4 SE1/4; E1/2 SW1/4 SW1/4 SE1/4	28	20	27	35	100%	100%		$2,144.00
9.	09-351-01	NE1/4 NE1/4 NW1/4; E1/2 NW1/4 NE1/4 NW1/4; W1/2 SE1/4 NE1/4 NW1/4	33	20	27	20	100%	100%		$1,750.00
10.	09-351-03	SE1/4 SE1/4 NE1/4 NW1/4	33	20	27	2.5	100%	100%		$875.00

EXHIBIT A SKE PAGE 37 8

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED				
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/07
11.	09-391-10	W1/2 SW1/4 SW1/4 NE1/4 NW1/4	33	20	27	1.25	100%	100%		$700.00
12.	09-291-01	NE 1/4	35	20	27	160	100%	100%		$4,200.00
13.	09-391-24	NW1/4 NW1/4; E1/2 SW1/4 NW1/4	21	20	28	60	100%	100%		$2,625.00
14.	09-391-08	NE 1/4 NW 1/4	29	20	28	40	100%	100%		$2,100.00
15.	09-201-24	SW1/4	15	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
16.	09-291-44	SE 1/4	23	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
17.	09-291-48	W1/2; SE1/4	25	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
18.	09-281-10	SE 1/4	11	20	27			75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
19.	09-291-37	W 1/2 NE 1/4	21	20	27			75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	

CHURCHILL COUNTY

	PARCEL NO.	DESCRIPTION	SEC	TWP	RANGE	ACRES	INTEREST OWNED % OF SURFACE RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
20.	08-281-38	E 1/2 NE 1/4	21	20	27		75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
21.	08-331-16	SE 1/4 SE 1/4 EXCEPT THE SW1/4 SE1/4 SE1/4	29	20	27		75% GEO	AN EASEMENT FOR ROAD AND UTILITY PURPOSES IN COMMON WITH OTHERS 30 FEET IN WIDTH ALONG THE SECTION AND QUARTER SECTION LINES OF SAID SECTION.	
22.	08-391-01	E 1/2 NE 1/4	21	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
23.	08-391-18 08-391-21	W 1/2 NE 1/4	21	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
24.	08-371-49	NE1/4	27	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
25.	08-371-50 08-381-51	SE 1/4	27	20	28		75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITY PURPOSES, 30 FEET IN WIDTH ALONG EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
26.	08-371-52	NW 1/4	27	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	

EXHIBIT A

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED				
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
27.	09-391-11	SE1/4 NW1/4	29	20	28			93.7% GEO	30 FEET EASEMENT ALONG EACH SIDE OF EACH SECTION LINE FOR FUTURE ROAD AND UTILITY PURPOSES.	
28.	09-291-01	N1/2	1	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
29.	09-291-15	SW1/4	11	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
30.	09-291-18	W1/2; N1/2 NE1/4	13	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
31.	09-391-08	NW1/4 NW 1/4	29	20	28				30 FEET EASEMENT ALONG EACH SIDE OF EACH SECTION LINE FOR FUTURE ROAD AND UTILITY PURPOSES.	
32.	09-391-10	SW 1/4 NW 1/4	29	20	28				60 FEET ALONG WESTERLY BOUNDARY. 30 FEET ALONG SOUTHERLY BOUNDARY FOR ROADS AND UTILITY PURPOSES.	

OFFICIAL RECORDS
PERSHING CO. NEVADA
RECORD REQUESTED BY
Wallace Stephens
96 MAR 31 PM 3:33
ROLL 328 PAGE 636
JOHN LACA
COUNTY RECORDER
DEP. 8 FILE NO. 217715
INDEXED

COPY

312518

DEED OF TRUST

THIS DEED OF TRUST, made this 19th day of ~~FEBRUARY~~ March, 1998, by and between SEYMORK INVESTMENTS LIMITED, hereinafter referred to as TRUSTOR, STEWART TITLE OF NORTHERN NEVADA, a Nevada corporation, hereinafter referred to as TRUSTEE, and EMMA WAGNER, hereinafter referred to as BENEFICIARY, of P.O. Box 3681, Rancho Palos Verde, CA 90275.

WITNESSETH:

That the Trustor does hereby grant, bargain, sell, convey and confirm unto the Trustee, in trust with power of sale, an undivided one-half (½) interest [*the other undivided one-half (½) interest is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, Deceased by Deed of Trust of even date herewith*] in and to that certain property situate in the Counties of Churchill and Pershing, State of Nevada, more particularly described as follows, to-wit:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

TOGETHER WITH, all and singular, the tenements hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the remainder and remainders, reversion and reversions, rents, issues and profits thereof.

TOGETHER WITH an undivided one-half interest in all minerals, known or unknown, in which Trustor has any interest in or upon land located in Pershing County, Nevada in Township 29 North, Range 34 East; Township; Township 29 North, Range 33 East; Township 29 North, Range 35 East, and Township 34 North, Range 37 East, including but not limited to those parcels of land described in Schedule A attached hereto, specifically including but not limited to steam, geothermal, oil, gas and other hydrocarbon substances in and under those certain parcels of land, together with the right to prospect for, develop and remove the same, and for such purposes to use sufficient surface therefor as may be necessary, without undue interference with any improvements located on said premises, subject to the obligation of any Grantee or Lessee(s) to pay for any damage, directly resulting from any of said operations, to existing structures, livestock and/or crops located on said land.

TOGETHER WITH an undivided one-half interest in any and all easements, rights and rights of way for access roads and utility purposes that are known or unknown, in which the Trustor has any interest, in parcels of property located in Pershing County, Nevada in Township 29 North, Range 34 East; Township 29 North, Range 33 East, Township 29 North, Range 35 East; and/or Township 34 North, Range 37 East, Mount Diablo Base and Meridian.

TOGETHER WITH an undivided one-half (½) interest in all beneficial rights, titles and interests which Trustor has in that certain Deed of Trust, recorded January 19, 1960 as Document #51234 in Book 13, Page 369, Official Records of Pershing County, Nevada, and the promissory notes secured thereby executed by Lee R. Hilton and Ronnie Hilton (ew)

TOGETHER WITH an undivided one-half (½) interest in all known or unknown hydrocarbon substances and steam rights, including but not limited to geothermal steam, hot water, brines, and related substances in which Trustor has any interest in or upon those certain parcels of land located in Churchill County, Nevada in Township 20 North, Range 27 East; Township 29 North, Range 28 East; and township 19 North, Range 27 East, including but not specifically limited to those parcels of land described in Schedule A attached hereto, together with the right to prospect for, develop and remove the same, and for such purposes to use sufficient surface therefor as may be necessary, without undue interference, with any improvements located on said premises. Subject to the obligation of the holder of said rights to pay for any damage, directly resulting from any of said operations, to existing structures, livestock and/.or crops located on said land.

AND, ALSO, an undivided one-half (½) interest in all the Trustor's estate, interest, homestead or other claim, as well in law as in equity, including but not limited to known or unknown hydrocarbon substances and steam rights, geothermal steam, hot water, brines, and related substances and including but not limited to all minerals, known or unknown, in which the Trustor has any interest in or upon those certain parcels described on Exhibit "A" which said Trustor now has or may hereafter acquire in and to said property, together with all easements and rights of way used in connection therewith or as a means of access thereto, and all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

TO HAVE AND TO HOLD the same unto the said Trustee, and its successors, for the purpose of securing payment of an indebtedness in the amount of **$112,070.00** lawful money of the United State of America, as evidenced by a Promissory Note of even date herewith, with interest, expenses, charges and attorney's fees, etc., as therein provided, which Note by reference is hereby made a part hereof, executed by Trustor and delivered to Beneficiary and payable to the order of Beneficiary, and any and all extensions or renewals thereof, payment of such additional sums, with interest thereon, as may be hereafter loaned by the Beneficiary to Trustor, when evidenced by a Promissory Note or Notes of Trustor; payment of all other sums with interest thereon becoming due and payable under the provisions hereof to either Trustee or to Beneficiary, and the performance and discharge of each and every obligation, covenant and agreement of Trustor herein contained.

SUBJECT TO the rights of the Trustee and Beneficiary in and to the other undivided one-half (½) interest which is being transferred to Stewart Title of Northern Nevada, as Trustee for the benefit of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner by Deed of Trust of even date herewith and having co-equal status herewith.

AND THIS INDENTURE FURTHER WITNESSETH:

FIRST: Trustor promises and agrees to pay when due all claims for labor performed and materials furnished for any construction, alteration or repair upon the above described premises; to comply with all laws affecting said property or relating to any alterations or improvements that may be made thereon; not to commit or permit waste thereon, nor commit, suffer or permit any acts upon said property in violation of any law, covenant, condition or restriction affecting said property; and to permit

Beneficiary to enter at all reasonable times for the purpose of inspection.

SECOND: The following covenants, Nos. 1, 2 (insurance against loss or damage by fire $__zero__), 3, 4 (interest 10.5%), 5, 6, 7 (attorney fees 10%), 8 and 9 of Nevada Revised Statutes 107.030 are hereby adopted and made a part of this Deed of Trust.

THIRD: Trustor promises and agrees to pay when due all sums of principal and interest which may become due and owing on a certain Promissory Note, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, and executed contemporaneous with the Promissory Note secured hereby, which said Promissory Note is secured by a Deed of Trust of even date herewith in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, as beneficiary and, has been, or is to be, recorded contemporaneously herewith. It is the intent of the Trustor and the beneficiary of this Deed of Trust, that the Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, be of co-equal status with this Deed of Trust without regard as to which Deed of Trust first appears of record in the Official Records, of Pershing or Churchill County, Nevada. A default in payment of the Promissory Note secured by this Deed of Trust and/or a default on this Deed of Trust shall be deemed a default on the said Promissory Note and/or Deed of Trust of even date, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner and a default in payment of the Promissory Note and/or the Deed of Trust securing the said Promissory Note and/or Deed of Trust of even date, executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, shall be deemed a default on this Deed of Trust and on the Promissory Note secured hereby.

FOURTH: Trustor agrees to pay and discharge all governmental taxes, levies, liens or assessments imposed against the property described on Exhibit "A" from and after the date of recording of this Deed of Trust and agrees to make such payment on or before such taxes, levies, liens or assessments become delinquent and failure to do so shall constitute a default under this Deed of Trust. Trustor has taken title to the premises with accrued but unpaid taxes remaining a lien on the premises. Trustor is to pay those delinquent taxes on or before the 30 days after the first Monday in April of 1998, which is the date the tax receiver of the county is required to cause notice of the delinquency to be published in accordance with NRS 361.565. Upon payment of the taxes which have accrue through the date of recording of this Deed of Trust, Trustor shall receive credit against the principal balance due on the Promissory Note secured hereby for one-half (½) of the amount paid for taxes accrued prior to the date of recording of this Deed of Trust and the other one-half (½) of the amount paid is to be credited against the co-equal Promissory Note which is secured by the co-equal Deed of Trust incumbering the subject property.

FIFTH: The rights and remedies hereby granted shall not exclude any other rights or remedies granted by law, and all rights and remedies granted hereunder or permitted by law shall be concurrent and cumulative. A violation of any of the covenants herein expressly set forth shall have the same effect as the violation of any covenant herein adopted by reference.

SIXTH: All the provisions of this instrument shall inure to, apply to, and bind the heirs, executors, successors and assigns of each of the parties hereto, respectively. Whenever used, the singular

number shall include the plural, and plural the singular; the use of any gender shall include all other genders.

SEVENTH: Trustor can collect all rents prior to any default on this Deed of Trust, but Trustor hereby assigns to the Trustee any and all rents of the above described premises, and hereby authorizes Trustee, acting without court appointment, or a receiver appointed by the court on application of the Trustee or Beneficiary, to take possession of the premises at any time after there is a default in the payments of said debt or in the performance of any of the obligations herein contained, and to manage the property and rent, lease and operate the same in its name and collect and receive all rents, issues and profits thereof, Including those past due and unpaid, applying the same, less costs and expenses of operation and collection, upon any indebtedness secured hereby and upon any indebtedness evidenced by the Promissory Note and Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, or his successors or assigns on a co-equal basis with the indebtedness secured hereby, and to do any acts which Trustee or Beneficiary may deem necessary or proper to conserve the value thereof. Neither the taking of possession, nor the collecting of rents, issues and profits, and the application thereof as aforesaid, shall cure or waive any default or notice of default hereunder, or invalidate any act done pursuant to such notice.

At any Trustee Sale held hereunder, Trustee shall sell the property herein described as a single unit, unless herein otherwise specifically directed, and at such sale is hereby authorized to bid for Beneficiary, or other absent persons, providing they give Trustee written instructions to do so in advance of the sale.

EIGHTH: Neither any, nor any combination of the following shall adversely affect the rights of the Beneficiary, or the Trustee hereunder, nor relieve any person from any obligation under this instrument or on the Note secured hereby; extension of time for payment of any sum or sums; partial reconveyance; acceptance of any sum after the same is due or after filing notice of breach and election to sell; joinder in granting any easement; joinder in any extension or subordination agreement.

NINTH: Beneficiary shall be entitled to receive and apply upon the obligation secured hereby such sums as may be paid in any eminent domain proceeding affecting the premises, whether payment of said obligation is due or not, providing, of course, that Beneficiary shall not be entitled to receive any sums beyond the total amount of the obligation secured by this Deed of Trust.

TENTH: It is hereby expressly agreed that the Trust created hereby is irrevocable by Trustor.

ELEVENTH: This Deed of Trust is executed by Trustor and accepted by Beneficiary with the understanding and upon the express condition that if Trustor should make default in the performance of any of the covenants and agreements herein set forth and fail to cure the default within 30 days of being given written notice of the default, then and in that event, the full amount of the principal indebtedness secured hereby shall forthwith be and become wholly due and payable, notwithstanding the fact that the same would not otherwise be due according to the terms of the Promissory Note secured hereby and further, that the relationship of landlord and tenant shall exist as between the purchaser of the real property covered hereby upon foreclosure proceedings, and Trustor and its successors in interest may be removed therefrom by any proceeding authorized by law, including an unlawful detaine(ew)

action, in the event the possession of said real property should not be voluntarily surrendered to such purchaser.

TWELFTH: Provided Trustor is not in default on the Promissory Note secured by this Deed of Trust and/or the co-equal Promissory Note and Deed of Trust herein described, there shall be a release and reconveyance of individual or multiple parcels as identified on Exhibit "A" attached hereto and identified by parcel number on the tax bills of Churchill County or Pershing County, upon the request of the Trustor, or its successor-in-interest, upon a principal reduction payment on the Promissory Note secured hereby and a like principal reduction payment on the Promissory Note secured by the co-equal Promissory Note secured by Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, in a combined amount equal to three times the assessed value of the parcel as stated on Exhibit "A" attached hereto, which stated amounts are the amounts established as of the date of recording of this Deed of Trust by the Churchill County Assessor or the Pershing County Assessor in regard to each parcel; release of any dominant parcel shall include the release of any easement serving the dominant parcel. With regard to mineral interest and geothermal interest underlying parcels which do not include surface rights owned by the Trustor, provided Trustor is not in default on the Promissory Note secured by this Deed of Trust and/or the co-equal Promissory Note and Deed of Trust herein described, upon the request of the Trustor, or its successor-in-interest, and upon a principal reduction payment on the Promissory Note secured hereby and a like principal reduction payment on the Promissory Note secured by the co-equal Promissory Note secured by Deed of Trust in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, in a combined amount equal to one and one half 1 ½ times the assessed value of the over riding parcel as identified on Exhibit "A" attached hereto, as established as of the date of recording this Deed of Trust by the Churchill County Assessor or the Pershing County Assessor. In regard to the geothermal and/or mineral rights for which such request for release is made, release of any geothermal rights or mineral rights shall include the release of any easement providing access to the geothermal and/or mineral rights.

THIRTEENTH: The Beneficiary joins in the execution of this Deed of Trust for the purpose of specifically acknowledging, accepting and agreeing to the terms hereof and to specifically acknowledge and agree that this Deed of Trust and the Promissory Note secured hereby shall have co-equal status with that certain Promissory Note and Deed of Trust executed in favor of NEWEL B. KNIGHT, Administrator of the Estate of Warren O. Wagner, executed contemporaneously herewith, which means that this Deed of Trust, and the Promissory Note it secures, shall neither have priority to, nor be subordinate to, that certain Promissory Note and Deed of Trust executed in favor of NEWEL B. KNIGHT.

FOURTEENTH: This Deed of Trust is being executed in DUPLICATE ORIGINALS so as to accommodate a simultaneous recording in both Churchill and Pershing Counties, either original shall be deemed proof of the conveyance in trust evidenced hereby without regard to the recording stamp, and either recorded DUPLICATE ORIGINAL shall vest the Trustee with powers herein conveyed.

IN WITNESS WHEREOF, the Trustor and Beneficiary has hereunto set their hands the day and (aw) year first hereinabove written.

TRUSTOR: BENEFICIARY: [signature]

SEYMORK INVESTMENTS LIMITED.

[signature]

President:
LAKHWINDAR JANDA

CANADA)
)
PROVINCE OF)
)
BRITISH COLUMBIA)
)
TO WIT)

On this 19TH day of March, 1998, personally appeared before me, a notary public in and for the province aforesaid, **LUKWINDER JANDA**, the President of SEYMORK INVESTMENTS LIMITED, being the person authorized to sign such documents for and on behalf of the aforesaid SEYMORK INVESTMENTS LIMITED, and known (or proven) to me to be the person described in and who executed the foregoing instrument, and who severally acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposed therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above-written.

NOTARY PUBLIC for the Province
of British Columbia, Canada
(non-expiring)

RALPH YETMAN
Barrister & Solicitor
1205-929 WEST HASTINGS STREET
VANCOUVER, B.C. V6C 2W2
TELEPHONE (604) 687-8080

PERSHING COUNTY

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
1.	11-120-16	W1/2 SE1/4 NW1/4	13	29	33	20	100%	100%	$640.00
2.	11-110-03	N1/2 NE1/4	23	29	33	80	100%	100%	$2,270.00
3.	11-110-10	S1/2 SE1/4	23	29	33	80	100%	100%	$2,300.00
4.	11-220-07	W1/2 OF LOT 1 WHICH IS W1/2 NE1/4 NE1/4	1	29	34	20	100%	100%	$640.00
5.	11-220-11	E1/2 SW1/4 NE1/4	1	29	34	20	100%	100%	$640.00
6.	11-220-15	E1/2 SW1/4 NW1/4	1	29	34	20	100%	100%	$640.00
7.	11-180-02	SW1/4 NW1/4	3	29	34	40	100%	100%	$1,220.00
8.	11-180-05	S1/2 SE1/4 NW1/4	3	29	34	20	100%	100%	$640.00
9.	11-180-08	N1/2 SE1/4; SE1/4 SE1/4	3	29	34	120	100%	100%	$3,320.00
10.	11-140-02	LOTS 8&9 WHICH ARE; W1/2 SW1/4; E1/2 SW1/4	5	29	34	160	100%	100%	$4,440.00
11.	11-140-10	NE1/4	7	29	34	160	100%	100%	$4,310.00
12.	11-140-14	SE1/4 SW1/4; S1/2 NE1/4 SW1/4	7	29	34	60	100%	100%	$1,760.00
13.	11-180-11	NE1/4 NW1/4	11	29	34	40	100%	100%	$1,220.00
14.	11-180-16	SW1/4 NE1/4	11	29	34	40	100%	100%	$1,220.00
15.	11-190-08	E1/2 SE1/4 SE1/4	13	29	34	20	100%	100%	$640.00

PERSHING COUNTY

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
16.	11-190-10	E1/2 SW1/4 SE1/4	13	29	34	20	100%	100%	$640.00
17.	11-190-11	W1/2 SW1/4 SE1/4	13	29	34	20	100%	100%	$640.00
18.	11-180-21	SW1/4	15	29	34	160	100%	100%	$4,310.00
19.	11-180-22	NW1/4 SE1/4; W1/2 NE1/4 SE1/4; W1/2 SW1/4 SE1/4	15	29	34	80	100%	100%	$2,280.00
20.	11-140-21	S1/2 SE1/4	17	29	34	80	100%	100%	$2,300.00
21.	11-140-23	NE1/4 NE1/4	17	29	34	40	100%	100%	$1,220.00
22.	11-150-02	S1/2	19	29	34	320	100%	100%	$8,180.00
23.	11-150-04	NW1/4; W1/2 NE1/4	21	29	34	240	100%	100%	$6,220.00
24.	11-170-01	NW1/4 NW1/4	23	29	34	40	100%	100%	$1,200.00
25.	11-170-04	W1/2 NW1/4 NE1/4	23	29	34	20	100%	100%	$640.00
26.	11-170-06	NE1/4 NE1/4	23	29	34	40	100%	100%	$1,220.00
27.	11-170-11	N1/2 SW1/4 NW1/4	23	29	34	20	100%	100%	$640.00
28.	11-170-15	W1/2 SE1/4; W1/2 E1/2 SE1/4	23	29	34	120	100%	100%	$3,320.00
29.	11-170-08	W1/2 SE1/4 NE1/4	23	29	34	20	100%	100%	$640.00
30.	11-160-09	SE1/4; SE1/4 SW1/4	27	29	34	200	100%	100%	$5,320.00
31.	11-150-12	NW1/4	29	29	34	160	100%	100%	$4,310.00
32.	11-160-10	W1/2 NW1/4; SE1/4 NW1/4	35	29	34	120	100%	100%	$3,320.00

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
33.	12-170-10	E1/2 NE1/4 SE1/4	5	29	35	20	100%	100%	$450.00
34.	12-180-10	SE1/4 SE1/4	17	29	35	40	100%	100%	$850.00
35.	12-190-04	W1/2 NE1/4 NE1/4	19	29	35	20	100%	100%	$450.00
36.	12-190-07	W1/2 SE1/4 NE1/4	19	29	35	20	100%	100%	$450.00
37.	09-020-07	SW1/4 SE1/4 NE1/4 NW 1/4	5	34	37	2.5	100%	100%	$740.00
38.	11-140-11	SE1/4	7	29	34	160	50% UNDIVIDED INTEREST	75%	$4,310.00
39.	11-140-12	E1/2 NW1/4; SW1/4 NW1/4	7	29	34	120	50% UNDIVIDED INTEREST	75%	$3,320.00
40.	11-180-20	N1/2	15	29	34	320	50% UNDIVIDED INTEREST	75%	$2,180.00
41.	11-150-01	N1/2	19	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
42.	11-150-09	S1/2	21	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
43.	11-150-11	S1/2; NE1/4	29	29	34	480	50% UNDIVIDED INTEREST	75%	$12,260.00
44.	11-150-14	N1/2	31	29	34	320	50% UNDIVIDED INTEREST	75%	$8,180.00
45.	11-120-06 11-120-07 11-120-08 11-120-09 11-120-10	NW1/4 NW 1/4; W1/2 NE1/4 NW1/4 S1/2 NW1/4; E1/2 NE1/4 NW1/4 W1/2 SW1/4 E1/2 SW1/4 E1/2	1	29	33			75%	
46.	11-120-15	SW1/4 NW1/4	13	29	33			75%	
47.	11-120-17	E1/2 SE1/4 NW1/4	13	29	33			75%	
48.	11-110-07	SW1/4 NE1/4	23	29	33			75%	
49.	11-220-05 11-220-06 11-220-08 11-220-09 11-220-10 11-220-12	W1/2 NW1/4 NE1/4 E1/2 NW1/4 NE 1/4 E1/2 NE1/4 NE1/4 E1/2 SE1/4 NE1/4 W1/2 SE1/4 NE1/4 W1/2 SW1/4 NE1/4	1	29	34			75%	

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
50.	11-210-01	N1/2 SW1/4; W1/2 NW1/4 SE1/4; E1/2 SE1/4 SW1/4	1	29	34			75%	
	11-210-08	W1/2 SE1/4 SW1/4							
	11-210-09	E1/2 SW1/4 SW1/4							
	11-210-10	W1/2 SW1/4 SW1/4							
	11-210-02	E1/2 NW1/4 SE1/4							
	11-210-03	NE1/4 SE1/4							
	11-210-04	E1/2 SE1/4 SE1/4							
	11-210-05	W1/2 SE1/4 SE1/4							
	11-210-06	E1/2 SW1/4 SE1/4							
	11-210-07	W1/2 SW1/4 SE1/4							
	11-220-01	W1/2 NW1/4 NW1/4							
	11-220-02	E1/2 NW1/4 NW1/4							
	11-220-03	W1/2 NE1/4 NW1/4							
	11-220-04	E1/2 NE1/4 NW1/4							
	11-220-13	E1/2 SE1/4 NW1/4							
	11-220-14	W1/2 SE1/4 NW1/4							
	11-220-16	W1/2 SW1/4 NW1/4							
51.	11-180-03	N1/2 SW1/4;SW1/4 SW1/4	3	29	34			75%	
	11-180-04	SE1/4 SW1/4							
	11-180-06	SW1/4 NE1/4; W1/2 SE1/4 NE1/4							
	11-180-07	NE1/4 NE1/4; E1/2 NW1/4 NE1/4; E1/2 SE1/4 NE1/4							
	11-180-09	SW1/4 SE1/4							
52.	11-140-04	NE1/4; NE1/4 NW1/4	5	29	34			75%	
53.	11-140-13	N 1/2 NE1/4 SW1/4	7	29	34			75%	
	11-140-15	W1/2 SW1/4							
54.	11-140-08	ENTIRE SECTION	9	29	34			75%	
55.	11-180-12	N1/2 NW1/4 NE1/4	11	29	34			75%	
	11-180-13	S1/2 NW1/4 NE 1/4							
	11-180-14	NE1/4 NE1/4							
	11-180-15	SE1/4 NW1/4							

PERSHING COUNTY

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
56.	11-190-01	NW1/4 SW1/4	13	29	34			75%	
	11-190-02	W1/2 NE1/4 SW1/4							
	11-190-03	E1/2 NE1/4 SW1/4							
	11-190-04	NW1/4 NW1/4 SE1/4							
	11-190-05	SW1/4 NW1/4 SE1/4							
	11-190-06	E1/2 NW1/4 SE 1/4; W1/2 NE1/4 SE1/4							
	11-190-07	E1/2 NE1/4 SE1/4							
	11-190-09	W1/2 SE1/4 SE1/4							
	11-190-12	E1/2 SE1/4 SW1/4							
	11-190-13	W1/2 SE1/4 SW1/4							
	11-190-14	E1/2 SW1/4 SW1/4							
	11-190-15	W1/2 SW1/4 SW1/4							
	11-200-01	NW1/4 NW1/4							
	11-200-02	W1/2 NE1/4 NW1/4							
	11-200-03	E1/2 NE1/4 NW1/4							
	11-200-04	W1/2 NW1/4 NE1/4							
	11-200-05	E1/2 NW1/4 NE1/4							
	11-200-06	W1/2 NE1/4 NE1/4							
	11-200-07	E1/2 NE1/4 NE1/4							
	11-200-08	E1/2 SE1/4 NE1/4							
	11-200-09	W1/2 SE1/4 NE1/4							
	11-200-10	E1/2 SW1/4 NE1/4							
	11-200-11	W1/2 SW1/4 NE1/4							
	11-200-12	E1/2 SE1/4 NW1/4							
	11-200-13	W1/2 SE1/4 NW1/4							
	11-200-14	SW1/4 NW1/4							
57.	11-180-23	S1/2 SE1/4 SE1/4	15	29	34			75%	
58.	11-140-20	SE1/4 SW1/4	17	29	34			75%	
59.	11-150-05	NE1/4 NE1/4	21	29	34			75%	
	11-150-06	NE1/4 SE1/4 NE1/4							
	11-150-07	SE1/4 SE1/4 NE1/4							
	11-150-08	W1/2 SE1/4 NE1/4							
60.	11-170-02	W1/2 NE1/4 NW1/4	23	29	34			75%	
	11-170-03	E1/2 NE1/4 NW1/4							
	11-170-05	E1/2 NW1/4 NE1/4							
	11-170-07	E1/2 E1/2 SE1/4; E1/2 SE1/4 NE1/4							
	11-170-09	SW1/4 NE1/4							
	11-170-10	SE1/4 NW1/4							
	11-170-12	W1/2 W1/2 SW1/4; SW1/4 SW1/4 NW1/4							
	11-170-13	E1/2 W1/2 SW1/4; SE1/4 SW1/4 NW1/4							

PERSHING COUNTY

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
61.	11-160-03 11-160-04 11-160-05 11-160-06 11-160-07	NE1/4; N1/2 NW1/4; SE1/4 NW1/4 N1/2 SE1/4; SW1/4 SE1/4 SE1/4 SE1/4 E1/2 NE1/4 SW1/4 E1/2 SE1/4 SW1/4	25	29	34			75%	
62.	11-160-08	E1/2 NE1/4	27	29	34			75%	
63.	11-150-15 11-150-16 11-150-17 11-150-18 11-150-10	N1/2 SE1/4 N1/2 SW1/4 W1/2 SW1/4 SW1/4 NE1/4 SW1/4 SW1/4 SE1/4 SW1/4 SW1/4	31	29	34			75%	
64.	11-160-11	NE1/4 NW1/4	35	29	34			75%	
65.	12-170-01 12-170-02 12-170-03 12-170-04 12-170-05 12-170-06 12-170-07 12-170-08 12-170-09 12-170-11 12-170-12	W1/2 W1/2 NW1/4 NE1/4 E1/2 NW1/4 NE1/4; W1/2 NE1/4 NE1/4 E1/2 NE1/4 NE1/4; SE1/4 NE1/4 E1/2 SW1/4 NE1/4 W1/2 SW1/4 NE1/4 W1/2 NW1/4 SE1/4 E1/2 NW1/4 SE1/4 W1/2 NE1/4 SE1/4 SE1/4 SE1/4 SW1/4 SE1/4	5	29	35			75%	
66.	12-160-10	ENTIRE SECTION	7	29	35			75%	
67.	12-180-01 12-180-02 12-180-03 12-180-04 12-180-05 12-180-06 12-180-08 12-180-09 12-180-07	N1/2 NW1/4 N1/2 NE1/4 SE1/4 NE1/4 SW1/4 NE1/4 S1/2 NW1/4 N1/2 SW1/4; W1/2 SW1/4 SW1/4 W1/2 SE1/4 NE1/4 SE1/4 SE1/4 SW1/4; E1/2 SW1/4 SW1/4	17	29	35			75%	

PERSHING COUNTY

	DESCRIPTION					INTEREST OWNED			ASSESSED VALUE 1998-1999
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	
68.	12-190-01 12-190-02 12-190-09 12-190-10 12-190-12 12-190-13 12-190-14 12-190-03 12-190-05 12-190-06 12-190-08	NW1/4 NW1/4; N1/2 SW1/4 NW1/4 NE1/4 NW1/4 SE1/4 NW1/4 S1/2 SW1/4 NW1/4 W1/2 E1/2 SE1/4 E1/2 NE1/4 SE1/4 E1/2 SE1/4 SE1/4 W1/2 NW1/4 NE1/4 E1/2 NE1/4 NE1/4 E1/2 SE1/4 NE1/4 E1/2 NW1/4 NE1/4; SW1/4 NE1/4	19	29	35			75%	
69.	12-200-07 12-200-08 12-200-09	E1/2 SE1/4 SW1/4 W1/2 SE1/4 SW1/4 SW1/4 SW1/4	31	29	35			75%	
70.	11-120-14	N1/2 NW1/4	13	29	33			50%	
71.	11-110-09	N1/2 SE1/4; SE1/4 NE1/4	23	29	33			50%	
72.	11-140-05	LOTS 7&10, WHICH ARE E1/2 SE1/4; W1/2 SE1/4	5	29	34			50%	
73.	11-140-03	SE1/4 NW1/4	5	29	34			50%	
74.	11-180-18	SE1/4; E1/2 SW1/4	11	29	34			50%	
75.	11-140-18	W1/2 SW1/4	17	29	34			50%	
76.	12-190-11	LOTS 3&4; WHICH ARE W1/2 SW1/4; E 1/2 SW1/4; W1/2 SE1/4	19	29	35			50%	

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED				
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
1.	07-091-07	ALL EXCEPT W1/2 SW1/4	3	19	27	560	100%	100%		$14,700.00
2.	09-291-02	SW1/4; N1/2 SE1/4	1	20	27	240	100%	100%		$4,200.00
3.	09-291-14	N 1/2	11	20	27	320	100%	100%		$5,600.00
4.	09-291-19	SE1/4; S1/2 NE1/4 EXCEPT N1/2 SE1/4 SE1/4	13	20	27	220	100%	100%		$4,200.00
5.	09-291-35	SW1/4; S1/2 SE1/4 NW1/4	21	20	27	180	100%	100%		$4,725.00
6.	09-291-41	N1/2	23	20	27	320	100%	100%		$5,600.00
7.	09-331-11	N 1/2 SE 1/4	29	20	27	80	100%	100%		$2,800.00
8.	09-331-14	NE1/4 SW1/4 SE1/4; SW1/4 SE1/4 SE1/4; SE1/4 SW1/4 SE1/4; E1/2 SW1/4 SW1/4 SE1/4	29	20	27	35	100%	100%		$2,144.00
9.	09-351-01	NE1/4 NE1/4 NW1/4; E1/2 NW1/4 NE1/4 NW1/4; W1/2 SE1/4 NE1/4 NW1/4	33	20	27	20	100%	100%		$1,750.00
10.	09-351-03	SE1/4 SE1/4 NE1/4 NW1/4	33	20	27	2.5	100%	100%		$875.00

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED				
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	% OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
11.	09-351-10	W1/2 SW1/4 SW1/4 NE1/4 NW1/4	33	20	27	1.25	100%	100%		$700.00
12.	09-291-61	NE 1/4	35	20	27	160	100%	100%		$4,200.00
13.	09-391-24	NW1/4 NW1/4; E1/2 SW1/4 NW1/4	21	20	28	60	100%	100%		$2,625.00
14.	09-391-08	NE 1/4 NW 1/4	29	20	28	40	100%	100%		$2,100.00
15.	09-291-24	SW1/4	15	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
16.	09-291-44	SE 1/4	23	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
17.	09-291-48	W1/2; SE1/4	25	20	27			100% GEO	30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE.	
18.	09-291-16	SE 1/4	11	20	27			75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
19.	09-291-37	W 1/2 NE 1/4	21	20	27			75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	

CHURCHILL COUNTY

	DESCRIPTION					INTEREST OWNED			
	PARCEL NO.		SEC	TWP	RANGE	ACRES	% OF SURFACE RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
20.	09-291-38	E 1/2 NE 1/4	21	20	27		75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITIES PURPOSES 30 FEET IN WIDTH ALONG EACH SIDE OF EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
21.	09-331-15	SE 1/4 SE 1/4 EXCEPT THE SW1/4 SE1/4 SE1/4	29	20	27		75% GEO	AN EASEMENT FOR ROAD AND UTILITY PURPOSES IN COMMON WITH OTHERS 30 FEET IN WIDTH ALONG THE SECTION AND QUARTER SECTION LINES OF SAID SECTION.	
22.	09-391-01	E 1/2 NE 1/4	21	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
23.	09-391-19 09-391-21	W 1/2 NE 1/4	21	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
24.	09-371-49	NE1/4	27	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	
25.	09-371-50 09-381-51	SE 1/4	27	20	28		75% GEO	AN EASEMENT IN COMMON WITH OTHERS FOR ACCESS, ROAD AND UTILITY PURPOSES, 30 FEET IN WIDTH ALONG EACH SECTION AND QUARTER SECTION LINE WHERE THE GRANTOR HAS AN INTEREST.	
26.	09-371-52	NW 1/4	27	20	28		75% GEO	30 FEET WIDE EASEMENT FOR ROAD AND UTILITY ALONG THE SECTION AND CENTER SECTION LINES.	

CHURCHILL COUNTY

	PARCEL NO.	DESCRIPTION	SEC	TWP	RANGE	ACRES	INTEREST OWNED: % OF SURFACE RIGHTS	INTEREST OWNED: % OF MINERAL RIGHTS	EASEMENTS	ASSESSED VALUE 11/14/97
27.	09-391-11	SE1/4 NW1/4	29	20	28			93.7% GEO	30 FEET EASEMENT ALONG EACH SIDE OF EACH SECTION LINE FOR FUTURE ROAD AND UTILITY PURPOSES.	
28.	09-291-01	N1/2	1	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
29.	09-291-15	SW1/4	11	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
30.	09-291-18	W1/2; N1/2 NE1/4	13	20	27				30 FOOT EASEMENT ALONG EACH SECTION AND QUARTER SECTION LINES FOR FUTURE ROAD AND UTILITY PURPOSES WITH THE RIGHT TO DEDICATE SAME TO PUBLIC USE	
31.	09-391-09	NW1/4 NW 1/4	29	20	28				30 FEET EASEMENT ALONG EACH SIDE OF EACH SECTION LINE FOR FUTURE ROAD AND UTILITY PURPOSES.	
32.	09-391-10	SW 1/4 NW 1/4	29	20	28				60 FEET ALONG WESTERLY BOUNDARY. 30 FEET ALONG SOUTHERLY BOUNDARY FOR ROADS AND UTILITY PURPOSES.	